Exhibit 99.2

EVERY CONNECTION COUNTS TE Connectivity Third Quarter 2020 Earnings July 29, 2020

© 2020 TE Connectivity. Confidential & Proprietary. Do not reproduce or distribute externally including non-authorized representatives and distributors. Create a sustainable future by limiting print copies, and recycling paper. Forward-Looking Statements This presentation contains certain "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words "anticipate," "believe," "expect," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this presentation include statements addressing our future financial condition and operating results, and the impact on our operations resulting from the coronavirus disease 2019 (“COVID-19”). Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, the extent, severity and duration of COVID- 19 negatively affecting our business operations; business, economic, competitive and regulatory risks, such as conditions affecting demand for products in the automotive and other industries we serve; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; and the possible effects on us of changes in tax laws, tax treaties and other legislation, including the effects of Swiss tax reform. In addition, the extent to which COVID-19 will impact our business and our financial results will depend on future developments, which are highly uncertain and cannot be predicted. Such developments may include the geographic spread of the virus, the severity of the virus, the duration of the outbreak, the impact on our suppliers’ and customers’ supply chains, the actions that may be taken by various governmental authorities in response to the outbreak in jurisdictions in which we operate, and the possible impact on the global economy and local economies in which we operate. More detailed information about these and other factors is set forth in TE Connectivity Ltd.'s Annual Report on Form 10-K for the fiscal year ended Sept. 27, 2019 as well as in our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports filed by us with the U.S. Securities and Exchange Commission. Non-GAAP Financial Measures Where we have used non-GAAP financial measures, reconciliations to the most comparable GAAP measure are provided, along with a disclosure on the usefulness of the non-GAAP financial measure, in this presentation. Forward-Looking Statements and Non-GAAP Financial Measures 2

© 2020 TE Connectivity. Confidential & Proprietary. Do not reproduce or distribute externally including non-authorized representatives and distributors. Create a sustainable future by limiting print copies, and recycling paper. Q3 Summary Sales of $2.5B, better than expectations; Adjusted EPS of $0.59 • Sales down 20% sequentially on a reported basis versus expectations of down 25% • Transportation down 32% sequentially, better than anticipated across the segment • Industrial down 10% sequentially, as expected • Communications up 14% sequentially, as expected • Adjusted Operating Margins of 9.4% and Adjusted EPS of $0.59 • Q3 FCF of $280M with ~$240M returned to shareholders; YTD Free Cash Flow of ~$830M • Our balance sheet remains strong with ~$2B of liquidity available • Resiliency in manufacturing and operations is enabling us to meet our customer commitments Expecting sequential sales and EPS growth in Q4 • Expect Q4 sales to be up ~10% sequentially from Q3 • Growth driven by the Transportation segment with increases in auto production • Continue to expect FCF to exceed $1B in FY20 • Continue to execute on cost reduction and footprint consolidation plans • Strong opportunities for growth and margin expansion as demand returns Adjusted EPS, Adjusted Operating Margin and Free Cash Flow are non-GAAP financial measures; see Appendix for descriptions and reconciliations. 3

© 2020 TE Connectivity. Confidential & Proprietary. Do not reproduce or distribute externally including non-authorized representatives and distributors. Create a sustainable future by limiting print copies, and recycling paper. Strong backlog and improving order trends support sequential growth in Q4 $ in Millions Reported FY20 Q2 FY20 Q3 Growth Q2 to Q3 Sequential Order Trends Transportation 1,849 1,178 (36)% Industrial 1,051 824 (22)% Communications 467 384 (18)% Total TE 3,367 2,386 July book to bill of 1.05 Book to Bill 1.05 0.94 Segment Orders Summary 4 • Growth in China in the Transportation and Industrial segments • Weakness in orders in North America and Europe across all segments • Seeing improving monthly order trends since April • Strong backlog position entering in Q4

© 2020 TE Connectivity. Confidential & Proprietary. Do not reproduce or distribute externally including non-authorized representatives and distributors. Create a sustainable future by limiting print copies, and recycling paper. $2.5 B Q3 2020 Q4 2020 • Auto production expected to increase ~40% from ~12M vehicles produced in Q3 to ~17M in Q4 • Sequential growth in other businesses; offset by residual impact of supply chain corrections • Expect sequential growth in Transportation; modest growth in Industrial expected to be offset by modest declines in Communications • ~35% fall through on sequential revenue growth to adjusted operating income $ in Millions Q3 to Q4 Sequential Sales Growth 5 Sequential Sales up ~10% driven by increases in auto production Adjusted Operating Income is a non-GAAP financial measures: see Appendix for descriptions and reconciliations

© 2020 TE Connectivity. Confidential & Proprietary. Do not reproduce or distribute externally including non-authorized representatives and distributors. Create a sustainable future by limiting print copies, and recycling paper. Transportation Solutions $1,968 $1,255 Q3 2019 Q3 2020 • Automotive sales down Y/Y in Q3 at a similar rate as global auto production declines; 6% outperformance versus the market YTD, due to content growth • Commercial Transportation organic declines in North America and Europe, partially offset by growth in China • Sensors decline driven by weakness across all markets Y/Y Growth Rates Reported Organic Automotive $797 (44)% (43)% Commercial Transportation 233 (27)% (24)% Sensors 225 (3)% (22)% Transportation Solutions $1,255 (36)% (37)% Organic Net Sales Growth (Decline), Adjusted Operating Margin and Adjusted EBITDA Margin are non-GAAP financial measures: see Appendix for descriptions and reconciliations. Q3 Sales Q3 Business Performance Q3 Adjusted Operating Margin $ in Millions Reported Down 36% Organic Down 37% Adjusted Operating Margins declining on lower volumes Adjusted EBITDA Margin 24.2% 13.8% 6 18.6% 4.8% Q3 2019 Q3 2020

© 2020 TE Connectivity. Confidential & Proprietary. Do not reproduce or distribute externally including non-authorized representatives and distributors. Create a sustainable future by limiting print copies, and recycling paper. Industrial Solutions $1,005 $865 Q3 2019 Q3 2020 Y/Y Growth Rates Reported Organic Aerospace, Defense and Marine $265 (23)% (22)% Industrial Equipment 265 (14)% (13)% Medical 161 (9)% (9)% Energy 174 (2)% 1% Industrial Solutions $865 (14)% (13)% Adjusted Operating Margins decline on lower volumes 16.6% 12.9% Q3 2019 Q3 2020 Adjusted EBITDA Margin 21.2% 18.5% • AD&M decline driven by weakness in Commercial Aerospace market • Industrial Equipment declines in North America and Europe partially offset by growth in China • Medical decline driven by delayed elective procedures caused by COVID-19 • Energy growth in Europe and China, partially offset by weakness in North America • On track with long term segment margin expansion plans $ in Millions Q3 Sales Q3 Business Performance Q3 Adjusted Operating Margin Reported Down 14% Organic Down 13% 7 Organic Net Sales Growth (Decline), Adjusted Operating Margin and Adjusted EBITDA Margin are non-GAAP financial measures: see Appendix for descriptions and reconciliations.

© 2020 TE Connectivity. Confidential & Proprietary. Do not reproduce or distribute externally including non-authorized representatives and distributors. Create a sustainable future by limiting print copies, and recycling paper. $416 $428 Q3 2019 Q3 2020 Reported Up 3% Organic Up 4% Y/Y Growth Rates Reported Organic Data & Devices $276 13% 13% Appliances 152 (11)% (9)% Communications Solutions $428 3% 4% • Data & Devices growth driven by strength in cloud related demand • Appliances decline driven by end market weakness in all regions • Strong Adjusted Operating Margin performance in line with business model target 14.9% 15.9% Q3 2019 Q3 2020 Adjusted Operating Margin expansion of 100 basis points due to strong operational performance Organic Net Sales Growth (Decline), Adjusted Operating Margin and Adjusted EBITDA Margin are non-GAAP financial measures: see Appendix for descriptions and reconciliations Communications Solutions Q3 Sales Q3 Adjusted Operating Margin Q3 Business Performance $ in Millions Adjusted EBITDA Margin 19.2% 19.4% 8

© 2020 TE Connectivity. Confidential & Proprietary. Do not reproduce or distribute externally including non-authorized representatives and distributors. Create a sustainable future by limiting print copies, and recycling paper. Q3 Financial Summary ($ in Millions, except per share amounts) Q3 FY19 Q3 FY20 Net Sales $ 3,389 $ 2,548 Operating Income (Loss) $ 520 $ 134 Operating Margin 15.3% 5.3% Acquisition Related Charges 9 8 Restructuring & Other Charges, net 67 98 Adjusted Operating Income $ 596 $ 240 Adjusted Operating Margin 17.6% 9.4% Earnings (Loss) Per Share* $ 2.24 $ (0.18) Acquisition Related Charges 0.02 0.02 Restructuring & Other Charges, net 0.15 0.23 Tax Items (0.91) 0.51 Adjusted EPS $ 1.50 $ 0.59 *Represents Diluted Earnings (Loss) Per Share from Continuing Operations. ** Income tax expense related to an increase to the valuation allowance for certain non-U.S. deferred tax assets. Adjusted Operating Income, Adjusted Operating Margin and Adjusted EPS are non-GAAP financial measures; see Appendix for descriptions and reconciliations. 9 **

© 2020 TE Connectivity. Confidential & Proprietary. Do not reproduce or distribute externally including non-authorized representatives and distributors. Create a sustainable future by limiting print copies, and recycling paper. Q3 Financial Performance $928 $834 YTD 2019 YTD 2020 $3,389 $3,195 $2,548 Q3 2019 Q2 2020 Q3 2020 $1.50 $1.29 $0.59 Q3 2019 Q2 2020 Q3 2020 Adjusted EBITDA Margin 22.7% 21.9% 16.3% 17.6% 16.2% 9.4% Q3 2019 Q2 2020 Q3 2020 Adjusted Operating Margin, Adjusted EPS, Adjusted EBITDA Margin and Free Cash Flow are non-GAAP financial measures: see Appendix for descriptions and reconciliations. Sales Adjusted Operating Margin Free Cash Flow Adjusted EPS Continue to expect FCF in excess of $1B in FY20 10

© 2020 TE Connectivity. Confidential & Proprietary. Do not reproduce or distribute externally including non-authorized representatives and distributors. Create a sustainable future by limiting print copies, and recycling paper. Expectations Going Forward • Expect Q4 sales to grow ~10% from Q3 low point with sequential improvement driven by Auto • ~35% fall through on sequential revenue growth to adjusted operating income • Q4 Adjusted effective tax rate of ~19.5% Market Assumptions 4Q20 Expectations Actions We Are Taking Adjusted Operating Income and Adjusted Effective Tax Rate are non-GAAP financial measure; see Appendix for description Strong portfolio position and early cost actions enabling TE to navigate a challenging demand environment 11 • Continue to execute on cost reduction and factory footprint consolidation plans • Demonstrating resilience in global manufacturing enabling us to meet our customer commitments • Maintaining balanced capital strategy, with thoughtful evaluation of share buyback plans • Global auto production expected to increase to ~17M vehicles in Q4 • Our portfolio is well positioned to benefit from secular trends, including content growth • Expect revenue growth and margin & EPS expansion as market demand gradually recovers

EVERY CONNECTION COUNTS Additional Information

© 2020 TE Connectivity. Confidential & Proprietary. Do not reproduce or distribute externally including non-authorized representatives and distributors. Create a sustainable future by limiting print copies, and recycling paper. $64 $69 $243 $223 $344 $311 $443 $515 $280 $670 $688 2018 2019 2020 Q1 Q2 Q3 Q4 Free Cash Flow & Liquidity FY20 FCF expected to be >$1B Strong liquidity position • Remain committed to quarterly dividend • Will continue to evaluate share repurchases • Expecting capital expenditures of ~$575M $697 $500 $616 $350 $616 2021 2022 2023 2024 2025 As of6/26/2020 $474 Cash $ in Millions • ~$2.0B liquidity available • ~$500M in cash • $1.5B undrawn revolver • Debt/EBITDA currently at 1.6x*** *Free Cash Flow is a non-GAAP financial measure; see Appendix for description and reconciliation **Excludes debt maturing after fiscal year 2025 ***Represents the Ratio of Consolidated Total Debt to Consolidated EBITDA as defined in our five-year unsecured senior credit agreement. Please refer to the Appendix for additional information Free Cash Flow* Priorities Cash & Debt Maturity Profile** Liquidity 13

© 2020 TE Connectivity. Confidential & Proprietary. Do not reproduce or distribute externally including non-authorized representatives and distributors. Create a sustainable future by limiting print copies, and recycling paper. Y/Y Q3 2020 Adjusted EPS is a non-GAAP financial measure; See Appendix for description and reconciliation. Sales (in millions) Adjusted EPS Q3 2019 Results $3,389 $1.50 Operational Performance (806) (0.93) FX Impact (35) 0.03 Tax Rate Impact -(0.01) Q3 2020 Results $2,548 $0.59 14

© 2020 TE Connectivity. Confidential & Proprietary. Do not reproduce or distribute externally including non-authorized representatives and distributors. Create a sustainable future by limiting print copies, and recycling paper. ($ in Millions) Q3 2019 Q3 2020 Beginning Cash Balance $565 $796 Free Cash Flow 515 280 Dividends (155) (159) Share repurchases (174) (115) Net increase (decrease) in debt 36 (352) Acquisition of businesses, net of cash acquired (291) 31 Other 50 (7) Ending Cash Balance $546 $474 Total Debt $4,036 $4,086 A/R $2,463 $2,146 Days Sales Outstanding* 65 76 Inventory $1,961 $2,227 Days on Hand* 74 105 Accounts Payable $1,438 $1,271 Days Outstanding* 57 62 Free Cash Flow and Working Capital Liquidity, Cash & Debt ($ in Millions) Q3 2019 Q3 2020 Cash from Continuing Operations $692 $380 Capital expenditures, net Cash (collected) paid pursuant to collateral requirements related to cross- currency swap contracts (166) (11) (127) 27 Free Cash Flow $515 $280 Free Cash Flow is a non-GAAP financial measure, see Appendix for description and reconciliation * Adjusted to exclude the impact of acquisitions Q3 Balance Sheet & Cash Flow Summary 15

EVERY CONNECTION COUNTS Appendix

© 2020 TE Connectivity. Confidential & Proprietary. Do not reproduce or distribute externally including non-authorized representatives and distributors. Create a sustainable future by limiting print copies, and recycling paper. 17 Non-GAAP Financial Measures We present non-GAAP performance and liquidity measures as we believe it is appropriate for investors to consider adjusted financial measures in addition to results in accordance with accounting principles generally accepted in the U.S. (“GAAP”). These non-GAAP financial measures provide supplemental information and should not be considered replacements for results in accordance with GAAP. Management uses non-GAAP financial measures internally for planning and forecasting purposes and in its decision-making processes related to the operations of our company. We believe these measures provide meaningful information to us and investors because they enhance the understanding of our operating performance, ability to generate cash, and the trends of our business. Additionally, we believe that investors benefit from having access to the same financial measures that management uses in evaluating our operations. The primary limitation of these measures is that they exclude the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using these non-GAAP financial measures in combination with the most directly comparable GAAP financial measures in order to better understand the amounts, character, and impact of any increase or decrease in reported amounts. These non-GAAP financial measures may not be comparable to similarly-titled measures reported by other companies. The following provides additional information regarding our non-GAAP financial measures: • Organic Net Sales Growth (Decline) – represents net sales growth (decline) (the most comparable GAAP financial measure) excluding the impact of foreign currency exchange rates, and acquisitions and divestitures that occurred in the preceding twelve months, if any. Organic Net Sales Growth (Decline) is a useful measure of our performance because it excludes items that are not completely under management’s control, such as the impact of changes in foreign currency exchange rates, and items that do not reflect the underlying growth of the company, such as acquisition and divestiture activity. This measure is a significant component in our incentive compensation plans. • Adjusted Operating Income (Loss) and Adjusted Operating Margin – represent operating income (loss) and operating margin, respectively, (the most comparable GAAP financial measures) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, and other income or charges, if any. We utilize these adjusted measures in combination with operating income (loss) and operating margin to assess segment level operating performance and to provide insight to management in evaluating segment operating plan execution and market conditions. Adjusted Operating Income (Loss) is a significant component in our incentive compensation plans. • Adjusted Other Income (Expense), Net – represents net other income (expense) (the most comparable GAAP financial measure) before special items including tax sharing income related to adjustments to prior period tax returns and other items, if any. • Adjusted Income Tax (Expense) Benefit and Adjusted Effective Tax Rate – represent income tax (expense) benefit and effective tax rate, respectively, (the most comparable GAAP financial measures) after adjusting for the tax effect of special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, other income or charges, and certain significant tax items, if any. • Adjusted Income (Loss) from Continuing Operations – represents income (loss) from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. • Adjusted Earnings (Loss) Per Share – represents diluted earnings (loss) per share from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. This measure is a significant component in our incentive compensation plans.

© 2020 TE Connectivity. Confidential & Proprietary. Do not reproduce or distribute externally including non-authorized representatives and distributors. Create a sustainable future by limiting print copies, and recycling paper. 18 • Adjusted EBITDA and Adjusted EBITDA Margin - represent net income (loss) and net income (loss) as a percentage of net sales, respectively, (the most comparable GAAP financial measures) before interest expense, interest income, income taxes, depreciation, and amortization, as adjusted for net other income, income from discontinued operations, and special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, and other income or charges, if any. • Free Cash Flow (FCF) – is a useful measure of our ability to generate cash. The difference between net cash provided by continuing operating activities (the most comparable GAAP financial measure) and Free Cash Flow consists mainly of significant cash outflows and inflows that we believe are useful to identify. We believe Free Cash Flow provides useful information to investors as it provides insight into the primary cash flow metric used by management to monitor and evaluate cash flows generated from our operations. Free Cash Flow is defined as net cash provided by continuing operating activities excluding voluntary pension contributions and the cash impact of special items, if any, minus net capital expenditures. Voluntary pension contributions are excluded from the GAAP financial measure because this activity is driven by economic financing decisions rather than operating activity. Certain special items, including net payments related to pre-separation tax matters and cash paid (collected) pursuant to collateral requirements related to cross-currency swap contracts, are also excluded by management in evaluating Free Cash Flow. Net capital expenditures consist of capital expenditures less proceeds from the sale of property, plant, and equipment. These items are subtracted because they represent long-term commitments. In the calculation of Free Cash Flow, we subtract certain cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and may imply that there is less or more cash available for our programs than the most comparable GAAP financial measure indicates. It should not be inferred that the entire Free Cash Flow amount is available for future discretionary expenditures, as our definition of Free Cash Flow does not consider certain non-discretionary expenditures, such as debt payments. In addition, we may have other discretionary expenditures, such as discretionary dividends, share repurchases, and business acquisitions, that are not considered in the calculation of Free Cash Flow. • Adjusted Return on Invested Capital (ROIC) – represents adjusted net operating profit after tax divided by average invested capital. We use Adjusted Return on Invested Capital as an indicator of our capital efficiency. Adjusted Return on Invested Capital is not a measure defined by GAAP. It is calculated by us, in part, using non-GAAP financial measures. We are providing our calculation of Adjusted Return on Invested Capital as this measure may not be defined and calculated by other companies in the same manner. • Ratio of Consolidated Total Debt to Consolidated EBITDA is a covenant used in our Amended and Restated Five-Year Senior Credit Agreement dated as of November 14, 2018 and filed as Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on November 14, 2018. Consolidated Total Debt and Consolidated EBITDA are adjusted financial measures as defined in the Credit Agreement. Non-GAAP Financial Measures (cont.)

© 2020 TE Connectivity. Confidential & Proprietary. Do not reproduce or distribute externally including non-authorized representatives and distributors. Create a sustainable future by limiting print copies, and recycling paper. Segment Summary 19 Transportation Solutions $ 1,255 $ 1,968 $ 4,980 $ 5,925 Industrial Solutions 865 1,005 2,754 2,940 Communications Solutions 428 416 1,177 1,283 Total $ 2,548 $ 3,389 $ 8,911 $ 10,148 Transportation Solutions $ (1) (0.1) % $ 308 15.7% $ (291) (5.8) % $ 956 16.1 % Industrial Solutions 70 8.1 156 15.5 327 11.9 393 13.4 Communications Solutions 65 15.2 56 13.5 154 13.1 185 14.4 Total $ 134 5.3% $ 520 15.3% $ 190 2.1% $ 1,534 15.1 % Transportation Solutions $ 60 4.8% $ 367 18.6% $ 707 14.2% $ 1,067 18.0 % Industrial Solutions 112 12.9 167 16.6 389 14.1 464 15.8 Communications Solutions 68 15.9 62 14.9 165 14.0 211 16.4 Total $ 240 9.4% $ 596 17.6% $ 1,261 14.2% $ 1,742 17.2% 2020 For the Nine Months Ended 2019 For the Quarters Ended June 26, June 28, June 26, June 28, Net Sales Operating Income Net Sales Net Sales Net Sales Income (1) Adjusted Operating Income (1) Income Operating Operating Income Operating Income (1) Adjusted operating income and adjusted operating margin are non-GAAP financial measures. See description of non-GAAP financial measures. 2020 2019 ($ in millions) Operating Margin (1) Adjusted Operating Margin (1) Adjusted Operating Income (1) Adjusted Operating Adjusted Operating Income (1) Operating Margin Operating Margin Operating Margin Operating Margin Adjusted Operating Margin (1) Adjusted Operating Margin (1) Adjusted

© 2020 TE Connectivity. Confidential & Proprietary. Do not reproduce or distribute externally including non-authorized representatives and distributors. Create a sustainable future by limiting print copies, and recycling paper. Reconciliation of Net Sales Growth 20 Transportation Solutions (3): Automotive $ (621) (43.8) % $ (609) (42.8) % $ (12) $ - Commercial transportation (84) (26.5) (78) (24.1) (6) - Sensors (8) (3.4) (51) (22.1) (1) 44 Total (713) (36.2) (738) (37.3) (19) 44 Industrial Solutions (3): Aerospace, defense, oil, and gas (77) (22.5) (74) (21.9) (3) - Industrial equipment (44) (14.2) (40) (12.7) (4) - Medical (15) (8.5) (15) (8.5) - - Energy (4) (2.2) 1 0.5 (5) - Total (140) (13.9) (128) (12.7) (12) - Communications Solutions (3): Data and devices 31 12.7 31 12.7 - - Appliances (19) (11.1) (15) (8.9) (4) - Total 12 2.9 16 3.8 (4) - Total $ (841) (24.8) % $ (850) (25.0) % $ (35) $ 44 Transportation Solutions (3): Automotive $ (745) (17.3) % $ (681) (15.8) % $ (64) $ - Commercial transportation (153) (16.3) (159) (16.9) (21) 27 Sensors (47) (7.0) (109) (16.2) (6) 68 Total (945) (15.9) (949) (16.0) (91) 95 Industrial Solutions (3): Aerospace, defense, oil, and gas (66) (6.9) (57) (6.0) (9) - Industrial equipment (142) (14.9) (127) (13.4) (15) - Medical 6 1.2 7 1.3 (1) - Energy 16 3.1 30 5.8 (14) - Total (186) (6.3) (147) (5.0) (39) - Communications Solutions (3): Data and devices (40) (5.3) (40) (5.3) - - Appliances (66) (12.5) (58) (10.8) (8) - Total (106) (8.3) (98) (7.6) (8) - Total $ (1,237) (12.2) % $ (1,194) (11.7) % $ (138) $ 95 (1) Organic net sales growth (decline) is a non-GAAP financial measure. See description of non-GAAP financial measures. (2) Represents the change in net sales resulting from changes in foreign currency exchange rates. (3) Industry end market information is presented consistently with our internal management reporting and may be periodically revised as management deems necessary. ($ in millions) Net Sales Growth (Decline) Organic Net Sales Growth (Decline) (1) Change in Net Sales for the Quarter Ended June 26, 2020 versus Net Sales for the Quarter Ended June 28, 2019 Net Sales Organic Net Sales Growth (Decline) Growth (Decline) (1) Translation (2) Acquisitions Change in Net Sales for the Nine Months Ended June 26, 2020 versus Net Sales for the Nine Months Ended June 28, 2019 ($ in millions) Translation (2) Acquisitions

© 2020 TE Connectivity. Confidential & Proprietary. Do not reproduce or distribute externally including non-authorized representatives and distributors. Create a sustainable future by limiting print copies, and recycling paper. Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended June 26, 2020 21 Operating income (loss): Transportation Solutions $ (1) $ 6 $ 55 $ - $ 60 Industrial Solutions 70 2 40 - 112 Communications Solutions 65 - 3 - 68 Total $ 134 $ 8 $ 98 $ - $ 240 Operating margin 5.3% 9.4 % Other income, net $ 4 $ - $ - $ - $ 4 Income tax expense $ (185) $ (1) $ (21) $ 170 $ (37) Effective tax rate 145.7% 15.9 % Income (loss) from continuing operations $ (58) $ 7 $ 77 $ 170 $ 196 Diluted earnings (loss) per share from continuing operations (3) $ (0.18) $ 0.02 $ 0.23 $ 0.51 $ 0.59 (4) See description of non-GAAP financial measures. (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. U.S. GAAP Charges (1) (Non-GAAP) (4) Charges, Net (1) ($ in millions, except per share data) Tax Items (2) (3) U.S. GAAP diluted shares excludes one million of nonvested share awards and options outstanding as the inclusion of these securities would have been antidilutive because of our loss during the period. Such amounts are included in adjusted (non-GAAP) diluted shares. (2) Income tax expense related to an increase to the valuation allowance for certain non-U.S. deferred tax assets. Adjustments and Other Adjusted Related Acquisition- Restructuring

© 2020 TE Connectivity. Confidential & Proprietary. Do not reproduce or distribute externally including non-authorized representatives and distributors. Create a sustainable future by limiting print copies, and recycling paper. Operating income: Transportation Solutions $ 308 $ 6 $ 53 $ - $ 367 Industrial Solutions 156 3 8 - 167 Communications Solutions 56 - 6 - 62 Total $ 520 $ 9 $ 67 $ - $ 596 Operating margin 15.3% 17.6 % Other income, net $ 2 $ - $ - $ - $ 2 Income tax (expense) benefit $ 245 $ (1) $ (17) $ (307) $ (80) Effective tax rate (47.8) % 13.6 % Income from continuing operations $ 758 $ 8 $ 50 $ (307) $ 509 Diluted earnings per share from continuing operations $ 2.24 $ 0.02 $ 0.15 $ (0.91) $ 1.50 (3) See description of non-GAAP financial measures. (2) Includes a $214 million income tax benefit related to the tax impacts of certain measures of Swiss tax reform and a $93 million income tax benefit related to the effective settlement of a tax audit in a non-U.S. jurisdiction. (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. U.S. GAAP Adjustments Acquisition- Related Charges (1) Adjusted (Non-GAAP) (3) ($ in millions, except per share data) Charges, Net (1) and Other Restructuring Items (2) Tax Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended June 28, 2019 22

© 2020 TE Connectivity. Confidential & Proprietary. Do not reproduce or distribute externally including non-authorized representatives and distributors. Create a sustainable future by limiting print copies, and recycling paper. Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Nine Months Ended June 26, 2020 23 Operating income (loss): Transportation Solutions $ (291) $ 21 $ 77 $ 900 $ - $ 707 Industrial Solutions 327 6 56 - - 389 Communications Solutions 154 - 11 - - 165 Total $ 190 $ 27 $ 144 $ 900 $ - $ 1,261 Operating margin 2.1% 14.2 % Other income, net $ 20 $ - $ - $ - $ (8) $ 12 Income tax expense $ (674) $ (4) $ (25) $ (4) $ 494 $ (213) Effective tax rate 360.4% 17.0 % Income (loss) from continuing operations $ (487) $ 23 $ 119 $ 896 $ 486 $ 1,037 Diluted earnings (loss) per share from continuing operations (3) $ (1.46) $ 0.07 $ 0.36 $ 2.68 $ 1.46 $ 3.10 ($ in millions, except per share data) (4) See description of non-GAAP financial measures. U.S. GAAP Adjustments Charges (1) Restructuring and Other Charges, Net (1) Related Tax Items (2) (Non-GAAP) (4) Adjusted (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Includes $355 million of income tax expense related to the tax impacts of certain measures of Swiss tax reform and $170 million of income tax expense related to an increase to the valuation allowance for certain non-U.S. deferred tax assets, partially offset by a $31 million income tax benefit related to pre-separation tax matters and the termination of the tax sharing agreement with Tyco International and Covidien. Acquisition- Impairment of Goodwill (1) (3) U.S. GAAP diluted shares excludes one million of nonvested share awards and options outstanding as the inclusion of these securities would have been antidilutive because of our loss during the period. Such amounts are included in adjusted (non-GAAP) diluted shares.

© 2020 TE Connectivity. Confidential & Proprietary. Do not reproduce or distribute externally including non-authorized representatives and distributors. Create a sustainable future by limiting print copies, and recycling paper. Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Nine Months Ended June 28, 2019 24 Operating income: Transportation Solutions $ 956 $ 13 $ 98 $ - $ 1,067 Industrial Solutions 393 11 60 - 464 Communications Solutions 185 - 26 - 211 Total $ 1,534 $ 24 $ 184 $ - $ 1,742 Operating margin 15.1% 17.2 % Other income, net $ 2 $ - $ - $ - $ 2 Income tax (expense) benefit $ 76 $ (4) $ (46) $ (292) $ (266) Effective tax rate (5.1) % 15.6 % Income from continuing operations $ 1,570 $ 20 $ 138 $ (292) $ 1,436 Diluted earnings per share from continuing operations $ 4.60 $ 0.06 $ 0.40 $ (0.86) $ 4.21 (3) See description of non-GAAP financial measures. (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Includes a $214 million income tax benefit related to the tax impacts of certain measures of Swiss tax reform, a $93 million income tax benefit related to the effective settlement of a tax audit in a non-U.S. jurisdiction, and $15 million of income tax expense associated with the tax impacts of certain legal entity restructurings and intercompany transactions. Adjustments U.S. GAAP Acquisition- Restructuring Tax Items (2) Adjusted Related ($ in millions, except per share data) (Non-GAAP) (3) Charges (1) and Other Charges, Net (1)

© 2020 TE Connectivity. Confidential & Proprietary. Do not reproduce or distribute externally including non-authorized representatives and distributors. Create a sustainable future by limiting print copies, and recycling paper. Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended March 27, 2020 25 Operating income (loss): Transportation Solutions $ (606) $ 10 $ 18 $ 900 $ - $ 322 Industrial Solutions 142 2 1 - - 145 Communications Solutions 49 - 3 - - 52 Total $ (415) $ 12 $ 22 $ 900 $ - $ 519 Operating margin (13.0) % 16.2 % Other income, net $ 11 $ - $ - $ - $ (8) $ 3 Income tax expense $ (42) $ (2) $ (4) $ (4) $ (31) $ (83) Effective tax rate (10.2) % 16.1 % Income (loss) from continuing operations $ (452) $ 10 $ 18 $ 896 $ (39) $ 433 Diluted earnings (loss) per share from continuing operations (3) $ (1.35) $ 0.03 $ 0.05 $ 2.67 $ (0.12) $ 1.29 Restructuring Impairment ($ in millions, except per share data) U.S. GAAP Acquisition- Related Charges (1) Charges, Net (1) of Goodwill (1) Adjustments (2) Includes an income tax benefit related to pre-separation tax matters and the termination of the tax sharing agreement with Tyco International and Covidien, as well as the related impact to net other income. (3) U.S. GAAP diluted shares excludes one million of nonvested share awards and options outstanding as the inclusion of these securities would have been antidilutive because of our loss during the period. Such amounts are included in adjusted (non-GAAP) diluted shares. (4) See description of non-GAAP financial measures. Adjusted (Non-GAAP) (4) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. Tax Items (2) and Other

© 2020 TE Connectivity. Confidential & Proprietary. Do not reproduce or distribute externally including non-authorized representatives and distributors. Create a sustainable future by limiting print copies, and recycling paper. Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended September 27, 2019 26 Acquisition- Related Charges and Other Items (1)(2) Operating income: Transportation Solutions $ 270 $ 18 $ 46 $ - $ 334 Industrial Solutions 150 4 3 - 157 Communications Solutions 24 1 22 - 47 Total $ 444 $ 23 $ 71 $ - $ 538 Operating margin 13.5% 16.3 % Income tax expense $ (61) $ (5) $ (15) $ 1 $ (80) Effective tax rate 14.0% 15.1 % Income from continuing operations $ 376 $ 18 $ 56 $ 1 $ 451 Diluted earnings per share from continuing operations $ 1.11 $ 0.05 $ 0.17 $ - $ 1.33 and Other Restructuring Tax Items (3) See description of non-GAAP financial measures. (2) Includes acquisition-related charges of $6 million and a write-off of spare parts of $17 million. (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. U.S. GAAP Adjustments Adjusted (Non-GAAP) (3) ($ in millions, except per share data) Charges, Net (1)

© 2020 TE Connectivity. Confidential & Proprietary. Do not reproduce or distribute externally including non-authorized representatives and distributors. Create a sustainable future by limiting print copies, and recycling paper. Acquisition- Related Charges Restructuring and Other and Other Tax Adjusted U.S. GAAP Items (1)(2) Charges, Net (1) Items (3) (Non-GAAP) (4) Operating income: Transportation Solutions 1,226 $ 31 $ 144 $ - $ 1,401 $ Industrial Solutions 543 15 63 - 621 Communications Solutions 209 1 48 - 258 Total 1,978 $ 47 $ 255 $ - $ 2,280 $ Operating margin 14.7% 17.0% Other income, net 2 $ - $ - $ - $ 2 $ Income tax (expense) benefit 15 $ (9) $ (61) $ (291) $ (346) $ Effective tax rate (0.8)% 15.5% Income from continuing operations 1,946 $ 38 $ 194 $ (291) $ 1,887 $ Diluted earnings per share from continuing operations 5.72 $ 0.11 $ 0.57 $ (0.86) $ 5.55 $ Adjustments (4) See description of non-GAAP financial measures. ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (3) Includes a $216 million income tax benefit related to the tax impacts of certain measures of Swiss tax reform, a $90 million income tax benefit related to the effective settlement of a tax audit in a non-U.S. jurisdiction, and $15 million of income tax expense associated with the tax impacts of certain legal entity restructurings and intercompany transactions. (2) Includes acquisition-related charges of $30 million and a write-off of spare parts of $17 million. Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 27, 2019 27

© 2020 TE Connectivity. Confidential & Proprietary. Do not reproduce or distribute externally including non-authorized representatives and distributors. Create a sustainable future by limiting print copies, and recycling paper. Reconciliation of Free Cash Flow 28 Net cash provided by operating activities: Net cash provided by continuing operating activities $ 380 $ 692 $ 1,272 $ 1,575 Net cash used in discontinued operating activities - (1) - (31) 380 691 1,272 1,544 Net cash used in investing activities (81) (454) (748) (539) Net cash used in financing activities (625) (257) (970) (1,309) Effect of currency translation on cash 4 1 (7) 2 Net decrease in cash, cash equivalents, and restricted cash $ (322) $ (19) $ (453) $ (302) Net cash provided by continuing operating activities $ 380 $ 692 $ 1,272 $ 1,575 Excluding: Cash (collected) paid pursuant to collateral requirements related to cross-currency swap contracts 27 (11) (5) (93) Capital expenditures, net (127) (166) (433) (554) Free cash flow (1) $ 280 $ 515 $ 834 $ 928 (1) Free cash flow is a non-GAAP financial measure. See description of non-GAAP financial measures. For the Quarters Ended June 26, 2020 June 28, 2019 (in millions) June 26, For the Nine Months Ended 2020 2019 June 28,

© 2020 TE Connectivity. Confidential & Proprietary. Do not reproduce or distribute externally including non-authorized representatives and distributors. Create a sustainable future by limiting print copies, and recycling paper. Reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin 29 Net income (loss) $ (41) $ 757 (Income) loss from discontinued operations (17) 1 Income tax expense (benefit) 185 (245) Other income, net (4) (2) Interest expense 13 13 Interest income (2) (4) Operating income 134 520 Acquisition-related charges 8 9 Restructuring and other charges, net 98 67 Adjusted operating income (1) 240 596 Depreciation and amortization 176 174 Adjusted EBITDA (1) $ 416 $ 770 Net sales $ 2,548 $ 3,389 Net income as a percentage of net sales (1.6) % 22.3 % Adjusted EBITDA margin (1) 16.3% 22.7 % Operating income (loss) $ (1) $ 70 $ 65 $ 134 $ 308 $ 156 $ 56 $ 520 Acquisition-related charges 6 2 - 8 6 3 - 9 Restructuring and other charges, net 55 40 3 98 53 8 6 67 Adjusted operating income (1) 60 112 68 240 367 167 62 596 Depreciation and amortization 113 48 15 176 110 46 18 174 Adjusted EBITDA (1) $ 173 $ 160 $ 83 $ 416 $ 477 $ 213 $ 80 $ 770 Net sales $ 1,255 $ 865 $ 428 $ 2,548 $ 1,968 $ 1,005 $ 416 $ 3,389 Operating margin (0.1) % 8.1% 15.2% 5.3% 15.7% 15.5% 13.5% 15.3 % Adjusted operating margin (1) 4.8% 12.9% 15.9% 9.4% 18.6% 16.6% 14.9% 17.6 % Adjusted EBITDA margin (1) 13.8% 18.5% 19.4% 16.3% 24.2% 21.2% 19.2% 22.7 % Solutions Solutions Communications ($ in millions) For the Quarters Ended June 26, 2020 June 28, 2019 For the Quarters Ended June 26, 2020 2019 June 28, (1) See description of non-GAAP financial measures. Communications Solutions Total ($ in millions) Total Transportation Solutions Industrial Solutions Solutions Transportation Industrial

© 2020 TE Connectivity. Confidential & Proprietary. Do not reproduce or distribute externally including non-authorized representatives and distributors. Create a sustainable future by limiting print copies, and recycling paper. Reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin 30 Net income (loss) $ (456) $ 439 (Income) loss from discontinued operations 4 (10) Income tax expense 42 91 Other income, net (11) (1) Interest expense 11 15 Interest income (5) (4) Operating income (loss) (415) 530 Acquisition-related charges 12 9 Restructuring and other charges, net 22 42 Impairment of goodwill 900 - Adjusted operating income (1) 519 581 Depreciation and amortization (2) 180 171 Adjusted EBITDA (1) $ 699 $ 752 Net sales $ 3,195 $ 3,412 Net income as a percentage of net sales (14.3) % 12.9 % Adjusted EBITDA margin (1) 21.9% 22.0 % Operating income (loss) $ (606) $ 142 $ 49 $ (415) $ 316 $ 137 $ 77 $ 530 Acquisition-related charges 10 2 - 12 4 5 - 9 Restructuring and other charges, net 18 1 3 22 24 17 1 42 Impairment of goodwill 900 - - 900 - - - - Adjusted operating income (1) 322 145 52 519 344 159 78 581 Depreciation and amortization (2) 117 46 17 180 109 42 20 171 Adjusted EBITDA (1) $ 439 $ 191 $ 69 $ 699 $ 453 $ 201 $ 98 $ 752 Net sales $ 1,857 $ 962 $ 376 $ 3,195 $ 1,971 $ 1,007 $ 434 $ 3,412 Operating margin (32.6) % 14.8% 13.0%(13.0) % 16.0% 13.6% 17.7% 15.5 % Adjusted operating margin (1) 17.3% 15.1% 13.8% 16.2% 17.5% 15.8% 18.0% 17.0 % Adjusted EBITDA margin (1) 23.6% 19.9% 18.4% 21.9% 23.0% 20.0% 22.6% 22.0% (2) Excludes non-cash amortization associated with fair value adjustments related to acquired customer order backlog of $2 million for the quarter March 29, 2019, as these charges are included in the acquisition-related charges line. (1) See description of non-GAAP financial measures. Communications Solutions Total ($ in millions) Total Transportation Solutions Industrial Solutions Solutions Transportation Industrial Solutions Solutions Communications ($ in millions) For the Quarters Ended March 27, 2020 March 29, 2019 For the Quarters Ended March 27, 2020 2019 March 29,

© 2020 TE Connectivity. Confidential & Proprietary. Do not reproduce or distribute externally including non-authorized representatives and distributors. Create a sustainable future by limiting print copies, and recycling paper. Adjusted Return on Invested Capital (ROIC) 31 Operating income (loss) $ 134 $ (415) $ 471 $ 444 $ 520 $ 530 $ 484 $ 570 Acquisition-related charges and other items 8 12 7 23 9 9 6 5 Restructuring and other charges, net 98 22 24 71 67 42 75 22 Impairment of goodwill - 900 - - - - - - Adjusted operating income (1) $ 240 $ 519 $ 502 $ 538 $ 596 $ 581 $ 565 $ 597 Amortization expense $ 46 $ 46 $ 45 $ 45 $ 45 $ 45 $ 45 $ 45 Adjustment (2) - - - - - (2) (1) - Adjusted amortization expense $ 46 $ 46 $ 45 $ 45 $ 45 $ 43 $ 44 $ 45 Adjusted operating income plus adjusted amortization expense $ 286 $ 565 $ 547 $ 583 $ 641 $ 624 $ 609 $ 642 Income (loss) from continuing operations before income taxes $ 127 $ (410) $ 470 $ 437 $ 513 $ 520 $ 461 $ 546 Acquisition-related charges and other items 8 12 7 23 9 9 6 5 Restructuring and other charges, net 98 22 24 71 67 42 75 22 Impairment of goodwill - 900 - - - - - - Tax items - (8) - - - - - - Adjusted income from continuing operations before income taxes $ 233 $ 516 $ 501 $ 531 $ 589 $ 571 $ 542 $ 573 Income taxes paid, net of refunds $ 51 $ 101 $ 43 $ 61 $ 100 $ 102 $ 75 $ 76 Adjusted cash tax rate 21.9% 19.6% 8.6% 11.5% 17.0% 17.9% 13.8% 13.3 % Adjusted net operating profit after taxes $ 223 $ 454 $ 500 $ 516 $ 532 $ 513 $ 525 $ 557 Trailing four quarter adjusted net operating profit after taxes $ 1,693 $ 2,127 Total debt $ 4,086 $ 4,355 $ 3,973 $ 3,965 $ 4,036 $ 3,982 $ 3,967 $ 4,000 Total TE Connectivity Ltd. shareholders' equity 9,036 9,066 10,557 10,570 10,622 9,994 10,236 10,831 Invested capital $ 13,122 $ 13,421 $ 14,530 $ 14,535 $ 14,658 $ 13,976 $ 14,203 $ 14,831 Trailing four quarter average invested capital $ 13,902 14,417 Adjusted ROIC (1) 12.2% 14.8% (2) Adjustment for non-cash amortization associated with fair value adjustments related to acquired customer order backlog as these charges are included in the acquisition-related charges and other items line. March 27, 2020 December 27, 2019 September 27, 2019 June 28, 2019 March 29, 2019 December 28, 2018 September 28, 2018 June 26, 2020 As of or for the Quarters Ended ($ in millions) (1) See description of non-GAAP financial measures.

© 2020 TE Connectivity. Confidential & Proprietary. Do not reproduce or distribute externally including non-authorized representatives and distributors. Create a sustainable future by limiting print copies, and recycling paper. Reconciliation of Free Cash Flow 32 June 26, March 27, December 27, September 27, June 28, March 29, December 28, September 28, June 29, March 30, December 29, 2020 2020 2019 2019 2019 2019 2018 2018 2018 2018 2017 Net cash provided by operating activities: Net cash provided by continuing operating activities 380 $ 481 $ 411 $ 879 $ 692 $ 555 $ 328 $ 922 $ 734 $ 362 $ 283 $ Net cash provided by (used in) discontinued operating activities - - - (1) (1) 1 (31) 2 66 15 67 380 481 411 878 691 556 297 924 800 377 350 Net cash provided by (used in) investing activities (81) (378) (289) (153) (454) (165) 80 (419) (233) (201) (241) Net cash used in financing activities (625) (31) (314) (334) (257) (333) (719) (420) (338) (330) (634) Effect of currency translation on cash 4 (18) 7 (10) 1 2 (1) (7) (18) 9 11 Net increase (decrease) in cash, cash equivalents, and restricted cash (322) $ 54 $ (185) $ 381 $ (19) $ 60 $ (343) $ 78 $ 211 $ (145) $ (514) $ Net cash provided by continuing operating activities 380 $ 481 $ 411 $ 879 $ 692 $ 555 $ 328 $ 922 $ 734 $ 362 $ 283 $ Excluding: Receipts related to pre-separation U.S. tax matters, net - - - - - - - - - (5) - Cash (collected) paid pursuant to collateral requirements related to cross-currency swap contracts 27 (38) 6 (39) (11) (32) (50) 6 (69) 61 18 Capital expenditures, net (127) (132) (174) (152) (166) (179) (209) (258) (222) (195) (237) Free cash flow (1) 280 $ 311 $ 243 $ 688 $ 515 $ 344 $ 69 $ 670 $ 443 $ 223 $ 64 $ (1) Free cash flow is a non-GAAP financial measure. See description of non-GAAP financial measures. For the Quarters Ended (in millions)

© 2020 TE Connectivity. Confidential & Proprietary. Do not reproduce or distribute externally including non-authorized representatives and distributors. Create a sustainable future by limiting print copies, and recycling paper. Ratio of Consolidated Total Debt to Consolidated EBITDA (as defined in the Credit Facility)* 33 Consolidated Total Debt (as defined in the Credit Facility) (1): Short-term debt $ 690 Long-term debt 3,410 Consolidated Total Debt (as defined in the Credit Facility) (1) $ 4,100 Consolidated EBITDA (as defined in the Credit Facility) (2): Net loss $ (99) Tax Sharing Agreement-related income (8) Consolidated net loss (107) Interest expense 49 Income tax expense 735 Depreciation and amortization 705 Share-based compensation expense 73 Income from discontinued operations, net of income taxes (12) Non-recurring charges: Acquisition-related charges 50 Restructuring and other charges, net 215 Impairment of goodwill 900 Pension and postretirement benefits expense in excess of minimum required contributions 3 Consolidated EBITDA (as defined in the Credit Facility) (2) $ 2,611 Ratio of Consolidated Total Debt to Consolidated EBITDA (as defined in the Credit Facility) 1.6 x As of and for the Twelve Months Ended ($ in millions) (2) Represents Consolidated EBITDA as defined in our Credit Facility and is calculated using the most recently concluded period of four consecutive fiscal quarters. June 26, 2020 (1) Represents Consolidated Total Debt as defined in our Credit Facility. Balances represent the face amount of debt and exclude net unamortized discounts, premiums, and debt issuance costs and the effects of fair value hedge-designated interest rate swap contracts. *Our five-year unsecured senior revolving credit facility ("Credit Facility") contains a financial ratio covenant providing that if, as of the last day of each fiscal quarter, the ratio of Consolidated Total Debt at such time to Consolidated EBITDA for the then most recently concluded period of four consecutive fiscal quarters of TE Connectivity Ltd. exceeds 3.75 to 1.00, subject to certain limited exceptions in the event of qualifying acquisitions (as described in the Credit Facility), an Event of Default (as defined in the Credit Facility) is triggered.

© 2020 TE Connectivity. Confidential & Proprietary. Do not reproduce or distribute externally including non-authorized representatives and distributors. Create a sustainable future by limiting print copies, and recycling paper. Reconciliation of Forward-Looking Non-GAAP Financial Measures to Forward-Looking GAAP Financial Measures 34 Effective tax rate 18.1 - 19.1 % Effective tax rate adjustments (2) 0.9 Adjusted effective tax rate (3) 19.0 - 20.0 % Quarter Ending (2) Includes adjustments for special tax items and the tax effect of acquisition-related charges and net restructuring and other charges, calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (1) Outlook is as of July 29, 2020. (3) See description of non-GAAP financial measures. September 25, 2020 (1) Outlook for